Exhibit 10.1

AMENDMENT NO. 4 TO THE CREDIT AGREEMENT

AMENDMENT NO. 4, dated as of June 29, 2018 (this “Agreement”), to the Credit Agreement dated as of May 17, 2017, among Ashland LLC, a Kentucky limited liability company (the “Borrower”), the Lenders from time to time party thereto, The Bank of Nova Scotia, as Administrative Agent (in such capacity, the “Administrative Agent”), Swing Line Lender and an L/C Issuer, each other L/C Issuer from time to time party thereto and Citibank, N.A., as Syndication Agent, and the various other parties thereto (as amended by Amendment No. 1 to the Credit Agreement, dated as of May 19, 2017, as further amended by Amendment No. 2 to the Credit Agreement, dated as of June 14, 2017, as further amended by Amendment No. 3 to the Credit Agreement, dated as of May 22, 2018, and as further amended, restated, modified and supplemented from time to time, the “Credit Agreement”).  Capitalized terms used in this Agreement but not defined herein shall have the meaning assigned to such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower desires to amend the Credit Agreement on the terms set forth herein; and

WHEREAS, Section 10.01 of the Credit Agreement provides that the Borrower, the Administrative Agent and the Lenders party hereto (constituting the Required Lenders (as defined in the Credit Agreement)) may amend the Credit Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

SECTION 1.  Amendments to the Credit Agreement.  By execution of this Agreement, each Lender party hereto (which Lenders collectively constitute the Required Lenders) hereby consents to each of the following amendments to the Credit Agreement (for purposes of this Section 1, (x) underlined and bolded text (indicated textually in the same manner as the following example: underlined text) represents text added to the Credit Agreement and (y) stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) represents text deleted from the Credit Agreement):

(a)The definition of the term “Permitted Receivables Facility” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Permitted Receivables Facility” means any one or more receivables financings of Ashland or any Subsidiary thereof (including any Foreign Subsidiaries of Ashland) in which Ashland or such Subsidiary (i) sells (as determined in accordance with GAAP), conveys or otherwise contributes Permitted Securitization Transferred Assets to one or more Receivables Financiers, whether directly or via a Special Purpose Finance Subsidiary~~, which Special Purpose Finance Subsidiary then (i) sells (as determined in accordance with GAAP) any such Permitted Securitization Transferred Assets (or an interest therein) to one or more Receivables Financiers~~, (ii) borrows from such Receivables Financiers and secures such borrowings by a pledge of such Permitted Securitization Transferred Assets or (iii) otherwise ~~finances its acquisition of such Permitted Securitization Transferred Assets and, in connection therewith,~~ conveys an interest in such Permitted Securitization Transferred Assets (and, in the case of a receivables financing involving a Special Purpose Finance Subsidiary, possibly all of the Special Purpose Finance Subsidiary’s property and assets) to such Receivables Financiers and, in the case of a receivables financing involving a Special Purpose Finance Subsidiary, finances its acquisition of such Permitted Securitization Transferred Assets; provided that (1) such receivables financing shall not involve any recourse to Ashland or any of its other Subsidiaries (other than the Special Purpose Finance Subsidiary) for any reason other than (A) repurchases of non-eligible receivables and related assets, (B) customary indemnifications (which shall in no event include indemnification for credit losses on Permitted Securitization Transferred Assets sold to the Special Purpose Finance Subsidiary) and (C) a customary limited recourse guaranty by Ashland of the obligations of any Subsidiary thereof becoming an originator under such Permitted Receivables Facility delivered in favor of the Special Purpose Finance Subsidiary or Receivables Financiers, as the case may be, (2) the Administrative Agent shall be reasonably satisfied with the structure of and documentation for any such transaction and that the terms of such transaction, including the discount at which receivables are sold, the term of the commitment of the Receivables Financier thereunder and any termination events, shall be (in the good faith understanding of the Administrative Agent) consistent with those prevailing in the market for similar transactions involving a receivables originator/servicer of similar credit quality and a receivables pool of similar characteristics, and (3) the documentation for such transaction shall not be amended or modified in any material respect without the prior written approval of the Administrative Agent, subject, in the case of any such facility under which a Foreign Subsidiary is the seller, conveyor or contributor of Permitted Securitization Transferred Assets, to variances to the foregoing that are customary under the Laws and procedures of the foreign jurisdiction to which such facility is subject and that are acceptable to the Administrative Agent.

(b)Section 7.02(h) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Indebtedness to the Receivables Financiers arising under or incidental to the Permitted Receivables Facilities not to exceed $400,000,000 at any time outstanding; and to the extent that any purported sale, transfer or contribution of Permitted Securitization Transferred Assets from the Borrower or any Subsidiary to a Special Purpose Finance Subsidiary or a Receivables Financier shall ever be deemed not to constitute a true sale, any Indebtedness of ~~the applicable Special Purpose Finance Subsidiary to~~ the Borrower and its Subsidiaries arising therefrom;”.

(c)Section 7.03(h) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“any Investment by the Borrower and its Subsidiaries in a Special Purpose Finance Subsidiary or a Receivables Financier which, in the judgment of the Borrower, is prudent and reasonably necessary in connection with, or otherwise required by the terms of, any Permitted Receivables Facility;”.

SECTION 2.  Conditions Precedent to the Effectiveness of this Agreement.  This Agreement (and the amendments set forth herein) shall be subject to the satisfaction or waiver of the following conditions precedent (the date on which such conditions precedent are so satisfied or waived, the “Fourth Amendment Effective Date”):

(a)the Administrative Agent shall have executed this Agreement and shall have received an executed signature page to this Agreement from (i) Lenders constituting the Required Lenders (as defined in the Credit Agreement) immediately prior to the Fourth Amendment Effective Date and (ii) the Borrower;

(b)the Borrower shall have paid to the Administrative Agent all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent (but including, in any event, without limitation, the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent) incurred in connection with this Agreement to the extent such costs and expenses are reimbursable in accordance with Section 10.04 of the Credit Agreement;

(c)the Borrower shall have delivered to the Administrative Agent a certificate of the Borrower dated as of the Fourth Amendment Effective Date signed by a Responsible Officer certifying that, before and after giving effect to this Agreement, the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of the Fourth Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (or in all respects, as the case may be) as of such earlier date; and

(d)no Event of Default has occurred and is continuing on and as of the Fourth Amendment Effective Date and immediately after giving effect to this Agreement.

SECTION 3.  Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Delivery by telecopier or electronic means, including by e-mail with a “pdf” copy attached, of an executed counterpart of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement.  The Administrative Agent may also require that any such documents and signatures delivered by telecopier be confirmed by a hard copy signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier or other electronic format.

SECTION 4.  Governing Law, Jurisdiction and Waiver of Right to Trial by Jury. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.  The jurisdiction and waiver of right to trial by jury provisions in Sections 10.14 and 10.15 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

SECTION 5.  Headings.  The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

SECTION 6.  Effect of Amendment.  This Agreement shall not constitute a novation of the Credit Agreement or any of the Loan Documents. Except as expressly set forth herein, this Agreement (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Swing Line Lenders or the L/C Issuers, in each case under the Credit Agreement or any other Loan Document, and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of either such agreement or any other Loan Document.  Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

ASHLAND LLC, as Borrower

By:          /s/  Eric Boni
Name:     Eric Boni
Title:       Vice President and Treasurer

[Signature Page to Ashland Amendment No. 4]

THE BANK OF NOVA SCOTIA, as Administrative Agent

By:         /s/  Clement Yu
Name:     Clement Yu
Title:       Director

[Signature Page to Ashland Amendment No. 4]

[Lender Signature Pages on File with the Administrative Agent]

[Signature Page to Ashland Amendment No. 4]